FLAGSHIP AUTO RECEIVABLES OWNER TRUST 1999-2



                               ASSET BACKED NOTES



                                  SERIES 1999-2



                             UNDERWRITING AGREEMENT




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                             UNDERWRITING AGREEMENT





PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza
New York, New York  10292

November 17, 1999

Ladies and Gentlemen:

     Prudential Securities Secured Financing Corporation (the "Depositor") proposes, subject to the terms and conditions stated herein and in the attached Underwriting Agreement Standard Provisions, dated November 17, 1999 (the "Standard Provisions"), between the Depositor, Flagship Credit Corporation (the "Originator") and Prudential Securities Incorporated, to issue and sell to you (the "Underwriter") the Securities specified in Schedule I hereto (the "Offered Securities"). The Depositor and the Originator agree that each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement. Each reference to the "Representative" herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Prospectus Supplement and the accompanying Prospectus relating to the Offered Securities (together, the "Prospectus") are incorporated by reference herein.

     Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Depositor agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Depositor, at the time and place and at the purchase price to the Underwriter and in the manner set forth in Schedule I hereto, the entire original principal balance of the Offered Securities.





                  [Remainder of Page Intentionally Left Blank]



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     If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between the Underwriter, the Originator and the Depositor.

                                                   Yours truly,

                                                   PRUDENTIAL SECURITIES SECURED
                                                   FINANCING CORPORATION


                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:


                                                   FLAGSHIP CREDIT CORPORATION


                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:


Accepted as of the date hereof:


PRUDENTIAL SECURITIES INCORPORATED


By:
   -------------------------------
   Name:
   Title:

                   [Signature Page to Underwriting Agreement]


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                                                                      SCHEDULE I


Title of Offered Securities:             Flagship Auto Receivables Owner Trust
                                         1999-2, Asset Backed Notes, Series
                                         1999-2, Class A-1, Class A-2, Class A-3
                                         and Class A-4.

Terms of Offered Securities:             The Offered Securities shall have the
                                         terms set forth in the Prospectus and
                                         shall conform in all material respects
                                         to the descriptions thereof contained
                                         therein, and shall be issued pursuant
                                         to an Indenture, to be dated as of
                                         November 1, 1999, between the Flagship
                                         Auto Receivables Owner Trust 1999-2, as
                                         issuer, Flagship Credit Corporation, as
                                         servicer and Harris Trust and Savings
                                         Bank, as indenture trustee.

Purchase Price:                          The purchase price for the Offered
                                         Securities shall be 99.625%, 99.625%,
                                         99.625% and 99.625% of the aggregate
                                         note principal balance of the Class A-1
                                         Notes, Class A-2 Notes, Class A-3 Notes
                                         and Class A-4 Notes, respectively, as
                                         of the Closing Date.

Specified funds for payment              [Federal Funds (immediately available
of Purchase Price:                       funds).]


Required Ratings:                        Aaa by Moody's Investors Service, Inc.
                                         AAA by Duff & Phelps Credit Rating Co.
                                         and AAA by Standard & Poor's Ratings
                                         Services, a division of the McGraw-Hill
                                         Companies.

Closing Date:                            On or about November 24, 1999 at 10:00
                                         A.M. eastern standard time or at such
                                         other time as the Depositor and the
                                         Underwriter shall agree.

Closing Location:                        Mayer, Brown & Platt, 190 South LaSalle
                                         Street, Chicago, Illinois 60603-3441.


Name and address of                      Designated Representative: Prudential
Representative:                          Securities Incorporated.

Address for Notices, etc.:               One New York Plaza, 14th Floor New
                                         York, New York 10292 Attn: Group
                                         Head-Asset Backed Finance Group Re:
                                         Flagship Auto Receivables Owner Trust
                                         1999-2



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                  STANDARD PROVISIONS TO UNDERWRITING AGREEMENT
                                November 17, 1999

     From time to time, Prudential Securities Secured Financing Corporation, a Delaware corporation (the "Depositor") and Flagship Credit Corporation, a Delaware corporation (the "Originator") may enter into one or more underwriting agreements (each, an "Underwriting Agreement") that provide for the sale of designated securities to the several underwriters named therein (such underwriters constituting the "Underwriters" with respect to such Underwriting Agreement and the securities specified therein). The several underwriters named in an Underwriting Agreement will be represented by one or more representatives as named in such Underwriting Agreement (collectively, the "Representative"). The term "Representative" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any Underwriting Agreement. These Standard Provisions shall not be construed as an obligation of the Depositor to sell any securities or as an obligation of any of the Underwriters to purchase such securities. The obligation of the Depositor to sell any securities and the obligation of any of the Underwriters to purchase any of the securities shall be evidenced by the Underwriting Agreement with respect to the securities specified therein. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of the communications transmitted. The obligations of the underwriters under these Standard Provisions and each Underwriting Agreement shall be several and not joint. Unless otherwise defined herein, the terms defined in the Underwriting Agreement are used herein as defined in the Prospectus referred to below.

     1. The Offered Securities. The Depositor proposes to sell pursuant to the applicable Underwriting Agreement to the several Underwriters named therein auto loan backed notes (the "Securities") representing indebtedness secured primarily by the property of a trust which consists of a pool of retail installment sales contracts for new or used automobiles, light trucks, vans or mini vans (the "Auto Loans") and certain related property. The Securities will be issued pursuant to an Indenture (the "Indenture") by and between Flagship Auto Receivables Owner Trust 1999-2, as issuer (the "Issuer"), Flagship Credit Corporation, as servicer (the "Servicer") and Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee"). The Issuer will be formed at the direction of the Depositor, pursuant to the terms of an Amended and Restated Trust Agreement (the "Trust Agreement") among the Originator, the Depositor, and First Union National Bank, as owner trustee (the "Owner Trustee"). The Auto Loans will be sold by the Originator to Flagship Auto Loan Funding LLC 1999-II ("Flagship LLC") pursuant to the Sales and Servicing Agreement (the "Sales and Servicing Agreement") by and among the Originator, Flagship LLC, the Issuer, the Indenture Trustee and Copelco Financial Services Group, Inc., as back-up servicer (the "Back-Up Servicer"). Copelco Financial Services Group, Inc. will execute a Guarantee guaranteeing the servicing obligations of the Servicer under the Sales and Servicing Agreement (the "Guaranty"). The Auto Loans will be sold by Flagship LLC to the Depositor pursuant to the Depositor Purchase Agreement (the "Depositor Purchase Agreement") between Flagship LLC and the Depositor. The Auto Loans


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will be sold by the Depositor to the Issuer pursuant to the Owner Trust Purchase
Agreement (the "Owner Trust Purchase Agreement") between the Depositor and the Issuer. The Issuer will pledge the Auto Loans to the Indenture Trustee pursuant to the terms of the Indenture. The Offered Securities will have the benefit of a note guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Insurer") pursuant to the terms of an Insurance and Indemnity Agreement (the "Insurance Agreement") among the Insurer, the Originator,
Flagship LLC, the Depositor and the Issuer. The Issuer, the Insurer and the Indenture Trustee will enter into an agreement governing the spread account (the "Spread Account Agreement"). The Indenture, the Trust Agreement, the Sales and Servicing Agreement, the Depositor Purchase Agreement, the Owner Trust Purchase Agreement, the Guaranty, the Policy, the Insurance Agreement and the Spread Account Agreement are collectively referred to therein as the "Transaction Documents."

     The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the Indenture identified in such Underwriting Agreement. The Securities which are the subject of any particular Underwriting Agreement into which these Standard Provisions are incorporated are herein referred to as the "Offered Securities."

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-52021), including a prospectus relating to the Securities under the Securities Act of 1933, as amended (the "1933 Act"). The term "Registration Statement" means such registration statement as amended to the date of the Underwriting Agreement. The Depositor proposes to file with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the 1933 Act a supplement (the "Prospectus Supplement") to the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereunder referred to as the "Base Prospectus") specifically relating to the Offered Securities. The Base Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, is hereunder referred to as the "Prospectus". The term "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities together with the Base Prospectus.

     2. Offering by the Underwriters. Upon the execution of the Underwriting Agreement applicable to any Offered Securities and the authorization by the Representative of the release of such Offered Securities, the several Underwriters propose to offer for sale to the public the Offered Securities at the prices and upon the terms set forth in the Prospectus.

     3. Purchase, Sale and Delivery of the Offered Securities. Unless otherwise specified in the Underwriting Agreement, payment for the Offered Securities shall be made by certified or official bank check or checks payable to the order of the Depositor in immediately available or next day funds, at the time and place set forth in the Underwriting Agreement, upon delivery to the Representative of the Offered Securities in definitive form (which delivery shall be made through the facilities of The Depository Trust Company ("DTC")). The time and date of such


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payment and delivery with respect to the Offered Securities are herein referred to as the "Closing Date".

     4. Conditions of the Underwriters' Obligations. The respective obligations of the several Underwriters pursuant to the Underwriting Agreement shall be subject, in the reasonable discretion of the Representative, to the accuracy in all material respects of the representations and warranties of the Depositor and the Originator contained herein as of the date of the Underwriting Agreement and as of the Closing Date as if made on and as of the Closing Date, to the accuracy in all material respects of the statements of the officers of the Depositor, the Originator and the Servicer made in any certificates pursuant to the provisions hereof and of the Underwriting Agreement, to the performance by the Depositor of its covenants and agreements contained herein and to the following additional conditions precedent:

          (a) All actions required to be taken and all filings required to be made by or on behalf of the Depositor under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act") prior to the sale of the Offered Securities shall have been duly taken or made.

          (b) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect; (ii) no proceedings for such purpose shall be pending before or threatened by the Commission, or by any authority administering any state securities or "Blue Sky" laws; (iii) any requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction; (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus except as otherwise stated therein, there shall have been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor; (v) there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or threatened, affecting the Depositor or the transactions contemplated by the Underwriting Agreement; (vi) the Depositor is not in violation of its charter or its by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violations or defaults separately or in the aggregate would have a material adverse effect on the Depositor; and (vii) the Representative shall have received, on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Depositor, to the foregoing effect.

          (c) Subsequent to the execution of the Underwriting Agreement, there shall not have occurred any of the following: (i) if at or prior to the Closing Date, trading in securities on the New York Stock Exchange shall have been suspended or any material limitation in trading in securities generally shall have been established on such exchange, or a banking moratorium shall have been declared by New York State or federal authorities; (ii) if at or prior to the Closing Date, there shall have been an outbreak or escalation of hostilities



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     between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States which results in the declaration of a national emergency or war, and, in the reasonable opinion of the Representative, makes it impracticable or inadvisable to offer or sell the Offered Securities; or (iii) if at or prior to the Closing Date, a general moratorium on commercial banking activities in the State of New York shall have been declared by either federal or New York State authorities.

          (d) The Representative shall have received, on the Closing Date, true and correct copies of the letter from each nationally recognized statistical rating organization (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act) that rated the Offered Securities and confirming that, unless otherwise specified in the Underwriting Agreement, the Offered Securities have been rated in the highest rating categories by each such organization and that each such rating has not been rescinded since the date of the applicable letter.

          (e) The Representative shall have received, on the Closing Date, from Spencer N. Lempert, Esq., General Counsel of Copelco, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to the Representative.

          (f) The Representative shall have received, on the Closing Date, from Brian Meyers, Esq., General Counsel of Flagship Credit Corporation, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to the Representative.

          (g) The Representative shall have received, on the Closing Date, from Mayer, Brown & Platt, its special counsel, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to the Representative.

          (h) The Representative shall have received, on the Closing Date, an opinion of counsel for the Indenture Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters.

          (i) The Representative shall have received, on the Closing Date, an opinion of counsel for the Issuer and First Union National Bank, as owner trustee (the "Owner Trustee"), dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters.

          (j) The Representative shall have received, on the Closing Date, an opinion of Fred Robustelli, Esq., Associate General Counsel for the Depositor, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters.

          (k) The Representative shall have received, on or prior to the date of first use of the prospectus supplement relating to the Offered Securities, and on the Closing Date if requested by the Representative, letters of independent accountants of the Originator in the


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     form and reflecting the performance of the procedures previously requested by the Representative.


          (l) The Depositor shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of an executive officer of the Depositor satisfactory to the Representative as to the accuracy of the representations and warranties of the Depositor herein at and as of such Closing Date as if made as of such date, as to the performance by the Depositor of all of its obligations hereunder to be performed at or prior to such Closing Date, and as to such other matters as the Representative may reasonably request;

          (m) Each of the Originator, the Servicer, Flagship LLC and the Issuer shall have each furnished or caused to be furnished to the Representative on the Closing Date a certificate of officers of such entity in form and substance reasonably satisfactory to the Representative;

          (n) The Insurance Policy shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus Supplement.

          (o) The Representative shall have received, on the Closing Date, an opinion of counsel to the Insurer, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions as to such matters as the Representative may reasonably request.

          (p) On or prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

          (q) There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since June 30, 1999, of the Insurer, that is in the Representative's judgment material and adverse and that makes it in the Representative's judgment impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

          (r) The Originator shall have executed and delivered the Sales and Servicing Agreement which shall include an indemnification provision by the Originator in favor of the Depositor in form and substance acceptable to the Representative and the Depositor.


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          (s) The Representative shall have been furnished such further information, certificates, documents and opinions as the Representative and its counsel may reasonably request.

     5. Covenants of the Depositor and the Originator.

          (a) In further consideration of the agreements of the Underwriters contained in the Underwriting Agreement, the Depositor and the Originator, as applicable, covenant as follows:

               i. To furnish the Representative, without charge, copies of the Registration Statement and any amendments thereto including exhibits as the Representative may from time to time reasonably request.

               ii. Immediately following the execution of the Underwriting Agreement, the Originator will prepare a prospectus supplement setting forth the principal amount, notional amount or stated amount, as applicable, of Offered Securities covered thereby, the price at which the Offered Securities are to be purchased by the Underwriters from the Depositor, either the initial public offering price or prices or the method by which the price or prices at which the Offered Securities are to be sold will be determined, the selling concessions and reallowances, if any, any delayed delivery arrangements, and such other information as the Representative, the Originator and the Depositor deem appropriate in connection with the offering of the Offered Securities, but the Depositor will not file any amendment to the Registration Statement or any supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy a reasonable time prior to the proposed filing or to which the Representative shall have reasonably objected. The Depositor will use its best efforts to cause any amendment to the Registration Statement to become effective as promptly as possible. During the time when a Prospectus is required to be delivered under the 1933 Act, the Depositor will comply so far as it is able with all requirements imposed upon it by the 1933 Act and the rules and regulations thereunder to the extent necessary to permit the continuance of sales or of dealings in the Offered Securities in accordance with the provisions hereof and of the Prospectus, and the Depositor will file with the Commission, promptly upon request by the Representative, any amendments to the Registration Statement or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriters, and will use its best efforts to cause the same to become effective as promptly as possible. The Depositor will advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed. The Depositor will advise the Representative, promptly after it receives notice or obtains knowledge thereof, of the


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          issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose, or of any request made by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information, and the Depositor will use its best efforts to prevent the issuance of any such stop order or any order suspending any such qualification, and if any such order is issued, to obtain the lifting thereof as promptly as possible.

               iii. During the period when a prospectus is required by law to be delivered in connection with the sale of the Offered Securities pursuant to the Underwriting Agreement, the Depositor will file, on a timely and complete basis, all documents that are required to be filed by the Depositor with the Commission pursuant to Sections 13, 14, or 15(d) of the 1934 Act.

               iv. To qualify the Offered Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representative shall reasonably request (at the expense of the Originator, including fees and disbursements of counsel) in connection with such qualification of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Representative may designate provided that in connection therewith the Depositor shall not be required to qualify to do business or to file a general consent to service of process in any jurisdiction.

               v. To make generally available to the Depositor's security holders, as soon as practicable, but in any event not later than eighteen months after the date on which the filing of the Prospectus, as amended or supplemented, pursuant to Rule 424 under the 1933 Act first occurs, an earnings statement of the Depositor covering a twelve-month period beginning after the date of the Underwriting Agreement, which shall satisfy the provisions of Section 11(a) of the 1933 Act and the applicable rules and regulations of the Commission thereunder (including, at the option of the Depositor, Rule 158).

               vi. For so long as any of the Offered Securities remain outstanding, to furnish to the Representative upon request in writing copies of such financial statements and other periodic and special reports as the Depositor and the Originator may from time to time distribute generally to its creditors or the holders of the Offered Securities and to furnish to the Representative copies of each annual or other report the Depositor shall be required to file with the Commission.


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


               vii. The Depositor will cause any Computational Materials and any Structural Term Sheets with respect to the Offered Securities that are delivered by an Underwriter to the Depositor pursuant to Section 8 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report) pursuant to Rule 13a-11 under the Exchange Act in accordance with Section 10 on the business day immediately following the date on which this Agreement is executed and delivered. The Depositor will cause any Collateral Term Sheet with respect to the Offered Securities that is delivered by the Underwriters to the Depositor in accordance with the provisions of Section 9 to be filed with the commission on a Current Report pursuant to Rule 13-a-11 under the Exchange Act in accordance with Section 10 on the business day immediately following the day on which such Collateral Term Sheet is delivered to the Depositor by an Underwriter prior to 10:30 a.m. New York time. In addition, if at any time prior to the availability of the related Prospectus, an Underwriter has delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of the Representative and the Depositor, a material change in the characteristics of the Auto Loans from those on which a Collateral Terms Sheet with respect to the Offered Securities previously filed with the Commission was based, the Depositor will cause any such Collateral Term Sheet that is delivered by an Underwriter to the Depositor in accordance with the provisions of
          Section 9 hereof to be filed with the Commission on a Current Report in accordance with Section 10. Each such Current Report shall be incorporated by reference in the related Prospectus and the related Registration Statement.

          (b) In further consideration of the agreements of the Underwriters contained in the Underwriting Agreement, the Originator covenants as follows:

               i. To furnish the Representative, without charge, as many copies of the Prospectus and any supplements and amendments thereto as the Representative may from time to time reasonably request.

               ii. Immediately following the execution of the Underwriting Agreement, the Originator will prepare a prospectus supplement setting forth the principal amount, notional amount or stated amount, as applicable, of Offered Securities covered thereby, the price at which the Offered Securities are to be purchased by the Underwriters from the Depositor, either the initial public offering price or prices or the method by which the price or prices at which the Offered Securities are to be sold will be determined, the selling concessions and reallowances, if any, any delayed delivery arrangements, and such other information as the Representative, the Originator and the Depositor deem appropriate in connection with the offering of the Offered Securities. During the time when a Prospectus is required to be delivered under the 1933 Act, the Originator will prepare, so that the Depositor may file with the Commission, promptly upon request by the Representative, any supplements to


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


          the Prospectus which may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriters

               iii. If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary for any other reason to amend or supplement the Prospectus to comply with the 1933 Act, to promptly notify the Representative thereof and upon their request to prepare and file with the Commission, at the Originator's own expense, an amendment or supplement which will correct such statement or omission or any amendment which will effect such compliance.

               iv. For so long as any of the Offered Securities remain outstanding, the Originator will, or will cause the Servicer to, furnish to the Representative, as soon as available, a copy of (i) the annual statement of compliance delivered by the Servicer to the Indenture Trustee under the applicable Sales and Servicing Agreement,
          (ii) the annual independent public accountants' servicing report furnished to the Indenture Trustee pursuant to the applicable Sales and Servicing Agreement, (iii) each report regarding the Offered Securities mailed to the holders of such Securities, and (iv) from time to time, such other information concerning such Securities as the Representative may reasonably request.

     6. Representations and Warranties of the Depositor, the Originator and Copelco.

          (a) The Depositor represents and warrants to, and agrees with, each Underwriter, as of the date of the Underwriting Agreement, as follows:

               i. The Registration Statement including a prospectus relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the 1933 Act has been filed with the Commission and such Registration Statement, as amended to the date of the Underwriting Agreement, has become effective. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. A prospectus supplement prepared by the Originator specifically relating to the Offered Securities will be filed with the Commission pursuant to Rule 424 under the 1933 Act; provided, however, that a supplement to the Prospectus prepared pursuant to Section 5(b) hereof shall be deemed to have supplemented the Base Prospectus only with respect to the Offered Securities to which it relates. The conditions to the use of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions on Form S-3, and the conditions of Rule 415 under the 1933 Act, have been satisfied with respect to the Depositor and the Registration Statement. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the rules and regulations thereunder that have not been so filed.

               ii. On the effective date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the date of the Underwriting Agreement and as of the Closing Date, the Registration Statement conforms, and as amended or supplemented, if applicable, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and on the date of the Underwriting Agreement and as of the Closing Date, the Registration Statement does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement as amended or supplemented, if applicable, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               iii. The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

               iv. The Depositor has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform these Standard Provisions, the Underwriting Agreement, and each Transaction Document to which it is a party, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriter of the Offered Securities; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and, except as set forth or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Depositor, threatened that would result in a material modification, suspension or revocation thereof.

               v. The execution and delivery by the Depositor of these Standard Provisions, the Underwriting Agreement, and each Transaction Document to which it is a party are within the corporate power of the Depositor and none of the execution and delivery by the Depositor of these Standard Provisions, the Underwriting Agreement, and each Transaction Document to which it is a party, the consummation by the Depositor of the transactions therein contemplated, or the compliance by the Depositor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter or the by-laws of the Depositor or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               vi. The Underwriting Agreement has been, and at the Closing Date each Transaction Document to which it is a party will have been, duly authorized, executed and delivered by the Depositor.

               vii. At the Closing Date, each of the Underwriting Agreement, and each Transaction Document to which it is a party will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               viii. No filing or registration with, notice to, or consent, approval, non-disapproval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by the Underwriting Agreement, or the Transaction Documents, except such as have been obtained and except such as may be required under the 1933 Act, the rules and regulations thereunder, or state securities or "Blue Sky" laws, in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               ix. The Depositor owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Depositor.

               x. There are no legal or governmental proceedings pending to which the Depositor is a party or of which any property of the Depositor is the subject which, if determined adversely to the Depositor would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of the Depositor and, to the best of the Depositor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               xi. At the time of execution and delivery of the Owner Trust Purchase Agreement, the Depositor will have good and marketable title to the Auto Loans being transferred to the Issuer pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), and will not have assigned to any person (other than the Issuer and the Indenture Trustee) any of its right, title or interest in such Auto Loans or in such Owner Trust Purchase Agreement or the Offered Securities being issued pursuant thereto, the Depositor will have the power and authority to transfer such Auto Loans to the Issuer and to transfer the Offered Securities to each of the Underwriters, and upon execution and delivery to the Issuer of the Owner Trust Purchase Agreement and delivery to each of the Underwriters of the Offered Securities, the Issuer will have good and marketable title to the Auto Loans and each of the Underwriters will have good and marketable title to the Offered Securities, in each case free and clear of any Liens.

               xii. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Underwriting Agreement, these Standard Provisions, the Transaction Documents and the Offered Securities have been or will be paid at or prior to the Closing Date.

          (b) The Originator represents and warrants to, and agrees with, each Underwriter and the Depositor, as of the date of the Underwriting Agreement, as follows:

               i. The Originator is a Delaware corporation with full power and authority to own its properties and conduct its business, as presently conducted, and to enter into and perform its obligations under the Transaction Documents to which it is a party.

               ii. The Prospectus Supplement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               iii. The Underwriting Agreement has been and as of the Closing Date, each of the Other Transaction Documents to which the Originator is a party will have been duly authorized, executed and delivered by the Originator and as of the Closing Date, each Transaction Document will constitute a valid and binding agreement of Originator.

               iv. The Originator is not subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it or any of its properties, which materially and adversely affects (A) the ability of the Originator to perform any of its obligations under the Transaction Documents, or (B) the business, operations, financial condition, properties or assets of the Originator, and the Originator is not a party to, bound by or in breach or violation of any indenture, mortgage, deed of trust or other agreement or instrument, which materially and adversely affects the ability of the Originator to perform any of its obligations under the Transaction Documents to which it is a party, or the ability of the Originator to perform any of its obligations hereunder.

               v. There are no actions, proceedings or investigations to which the Originator, or any of its affiliates, is a party pending, or, to the knowledge of the Originator, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents to which it is a party or the Offered Securities, (B) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by the Transaction Documents, (C) which might materially and adversely affect the performance by the Originator of its obligations under the Transaction Documents to which it is a party, (D) which might materially and adversely affect the validity or enforceability of the Transaction Documents to which it is a party or the Offered Securities or (E) which might adversely affect the federal income tax attributes of the Offered Securities described in the Prospectus.

               vi. Any taxes, fees and other governmental charges arising from the execution and delivery of Transaction Documents with the execution, delivery and issuance of the Offered Securities and with the execution and delivery of the Auto Loans sold by Originator to Flagship LLC, then sold by Flagship LLC to the Depositor and then sold by the Depositor to the Issuer, including any amendments thereto and assignments and/or endorsements thereof have been paid or will be paid by the Originator except for any re-liening expenses incurred in connection with any obligation of the Servicer to re-title any Financed Vehicle.

               vii. The Originator is unaware of any facts or circumstances that would materially adversely affect its ability to perform its obligations under the Transaction Documents to which it is a party or its obligations with respect to the Auto Loans.

               viii. As of the Closing Date, each of the representations and warranties of the Originator set forth in the Transaction Documents will be true and correct. Such representations and warranties are incorporated by reference in this Section 6(b) and the Representative and the several Underwriters may rely thereon as if such representation and warranties were fully set forth herein.

               ix. There has not been any material adverse change in the business, operations, financial condition, properties or assets of the Originator since the financial statements for the quarter ended June 30, 1999 were delivered to you. Such financial statements (together with notes and schedules, if any, thereto) fairly present the financial condition of Originator, as of the dates indicated, for the periods specified, in conformity with generally accepted accounting principles applied on a consistent basis during such periods, except as indicated therein. Since the date of the latest audited financial statements (together with the Offered Securities and schedules, if any, thereto) previously delivered to you, the Originator has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute, court or governmental action, order or decree, or otherwise, or a material adverse change in the financial condition of the Originator or any material adverse change, or any development involving a prospective material adverse change in or affecting the general affairs, management, financial position or results of operations of the Originator, which would adversely affect the ability of the Originator to perform its obligations hereunder or under any of the Transaction Documents to which it is a party.

               x. The Offered Securities will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus and will be duly authorized and, when duly and validly executed in accordance with the Indenture and when delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits of the Indenture and will conform in substance to the description thereof contained in the Registration Statement.

               xi. The execution and delivery by the Originator of these Standard Provisions, the Underwriting Agreement and as of the Closing Date, the execution and delivery by the Originator of the Transaction documents to which it is a party are within the corporate power of the Originator and the consummation by the Originator of the transactions herein contemplated, nor the fulfillment of the terms of the Offered Securities, the Transaction Documents or this Underwriting Agreement, will result in the breach of any term or provision of the organizational documents of the Originator or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which the Originator is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its material properties pursuant to the terms of such indenture, mortgage, deed of trust or other such instrument, other than the lien created pursuant to the Indenture, or violate any law, statute, order or regulation applicable to the Originator of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Originator or any of its properties, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               xii. The Issuer is not, and will not as of the Closing Date, be an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

               xiv. As of the Closing Date, neither the Originator nor any Person acting on the Originator's behalf will have offered, transferred, pledged, sold or otherwise disposed of any of its right, title and interest in the Auto Loans (except for any pledge or grant of security interest under the Originator's financing facilities (each, a "Facility Lien") which will be release on the Closing Date) or the Sales and Servicing Agreement other than as contemplated by these Standard Provisions and the Indenture and upon the execution and delivery of the Indenture and the execution and delivery of the Offered Securities, the Issuer will have taken all necessary steps to convey good and marketable title to the Offered Securities to the Underwriters, in each case free and clear of any Liens.

               xvi. At the Closing Date each of the Auto Loans which is a subject of the Transaction Documents, and all such Auto Loans in the aggregate will meet the criteria for selection described in the Prospectus, and at the Closing Date the representations and warranties made by the Originator in the Transaction Documents will be true and correct as of such date.

               xvii. At the time of execution and delivery of the Transaction Documents to which it is a party, the Originator will have good and marketable title to the Auto Loans being transferred to the Flagship LLC and then from Flagship LLC to the Depositor and then from the Depositor to the Issuer pursuant to the Transaction Documents, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens") (other than any Facility Liens which will be released on the Closing Date), and will not have assigned to any person (other than the Issuer and the Indenture Trustee) any of its right, title or interest in such Auto Loans or in such Transaction Documents, the Originator will have the power and authority to transfer such Auto Loans, and upon execution and delivery of the Transaction Documents and delivery of the Auto Loans to, or on behalf of, the Issuer, the Issuer will have good and marketable title to the Auto Loans free and clear of any Liens.

               xvii. On the date of the Underwriting Agreement and as of the Closing Date, the Prospectus conforms, and as amended or supplemented, if applicable, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and on the date of the Underwriting Agreement and as of the Closing Date, neither the Prospectus nor any Structural Term Sheets or any Computational Materials includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and each such document, as amended or supplemented, if applicable, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to statements or omissions in any of such documents based upon the Underwriter Information (as defined herein) or the Depositor Information (as defined herein)

     7. Indemnification and Contribution.

          (a) the Depositor and the Underwriters:

               i. The Depositor agrees to indemnify and hold harmless each Underwriter (including Prudential Securities Incorporated acting in its capacity as Representative and as one of the Underwriters), and each of its directors and each person or entity who controls any Underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such director, officer or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

               ii. Each Underwriter will indemnify and hold harmless the Depositor, each of the Depositor's directors, each of the Depositor's officers who signed the Registration Statement and each person, if any, who controls the Depositor, within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Depositor, or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any other prospectus relating to the Offered Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statements or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor or the Originator by any Underwriter through the Representative specifically for use therein; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Depositor acknowledges that the statements set forth under the caption "UNDERWRITING" in the Prospectus Supplement (the "Underwriter Information") constitute the only information furnished to the Depositor by or on behalf of any Underwriter for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, and each of the several Underwriters represents and warrants that such statements are correct as to it.

               iii. Promptly after receipt by an indemnified party under this
          Section 7(a) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7(a), notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7(a) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

               iv. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 7(a) is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
          Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand, and the Underwriters on the other, from the offering of the Offered Securities (taking into account the portion of the proceeds of the offering realized by each), the Depositor's and the Underwriters' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total underwriting fee of the Offered Securities purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriters' obligation to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(a), each officer or director and each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the 1933 Act, shall have the same rights to contribution as the Depositor.

     (b) The Originator and the Underwriters.

               i. The Originator agrees (A) to indemnify and hold harmless each Underwriter (including Prudential Securities Incorporated acting in its capacity as

          Representative and as one of the Underwriters), and each of its directors and each person or entity who controls any Underwriter or any such person, within the meaning of the 1933 Act, against any and all losses, claims, damages or liabilities, joint and several, to which the such Underwriter or such person or entity may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Structural Term Sheet, Computational Materials, the Prospectus or any amendment or supplement to the Prospectus or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus other than (x) the Underwriter Information and (y) the information under the headings "Summary of Terms -- Depositor"; this indemnity agreement will be in addition to any liability which the Originator may otherwise have; and (B) to indemnify and to hold each Underwriter harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that such Underwriter may sustain in any way related to the failure of any of the Originator or its affiliates to perform its duties in compliance with the terms of the Transaction Documents.

               ii. Each Underwriter will indemnify and hold harmless the Originator, its directors and each person or entity who controls the Originator or any such person, within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint and several, to which the Originator or any such director or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement thereto, or any other prospectus relating to the Offered Securities, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statements or omission or alleged omission was made in reliance upon and in conformity with the Underwriter Information; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Originator acknowledges that the Underwriter Information constitutes the only information furnished by or on behalf of any Underwriter for use in the

          Registration Statement, any Preliminary Prospectus or the Prospectus, and each of the several Underwriters represents and warrants that such statements are correct as to it.

               iii. Promptly after receipt by an indemnified party under this
          Section 7(b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7(b), notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7(b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

               iv. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 7(b) is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
          Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Originator on the one hand, and the Underwriters on the other, from the offering of the Offered Securities

          (taking into account the portion of the proceeds of the offering realized by each), the Originator's and the Underwriters's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Originator and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total underwriting fee of the Offered Securities purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriters' obligation to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(b), each officer, each director and each person, if any who controls the an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each officer, each director, and each person who controls the Originator within the meaning of the 1933 Act, shall have the same rights to contribution as the Originator.

     8. Computational Materials and Structural Term Sheets.

               (a) Each Underwriter agrees to provide to the Depositor no less than two business days prior to the date on which the Prospectus is proposed to be filed pursuant to Rule 424(b) under the Act, for the purpose of permitting the Depositor to comply with the filing requirement set forth herein, all information (in such written or electronic format as required by the Depositor) with respect to the Offered Securities which constitutes "Computational Materials", as defined in the Commission's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the relief granted in such letters (such materials being the "Computational Materials"), and (ii) "Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter") and the filing of such material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"), such delivery to be made not later than 10:30 a.m. New York on the business day immediately following the date on which such Computational Materials or Structural Terms Sheets was first delivered to a prospective investors in the Offered Securities. Each delivery of Computational

          Materials and Structural Terms Sheets to the Depositor pursuant to this paragraph (a) shall be effected in accordance with Section 10.

          (b) Each Underwriter represents and warrants to and agrees with the Depositor, as of the date hereof and as of the Closing Date, that:

               i. the Computational Materials furnished to the Depositor by such Underwriter pursuant to Section 8(a) constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Depositor that are required to be filed with the Commission with respect to the Offered Securities in accordance with the Kidder Letters, and such Computational Materials comply with the requirements of the Kidder Letters; and

               ii. the Structural Term Sheets furnished to the Depositor by such Underwriter pursuant to Section 8(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Depositor that are required to be filed with the Commission as "Structural Term Sheets" with respect to the related Offered Securities in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter.

     9. Collateral Term Sheets.

          (a) Prior to the delivery of any "Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets"), to a prospective investor in the Offered Securities, the Underwriters shall notify the Depositor and its counsel by telephone of their intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 10:30 a.m., New York time, on the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in the Offered Securities, the Underwriters shall deliver to the Depositor one complete copy of all materials provided by the Underwriters to prospective investors in such Offered Securities which constitute "Collateral Term Sheets." Each delivery of a Collateral Term Sheet to the Depositor pursuant to this paragraph (a) shall be effected in accordance with Section 10. (Collateral Term Sheets and Structural Term Sheets are, together, referred to herein as "ABS Term Sheets.") At the time of each such delivery, the Underwriter making such delivery shall indicate in writing that the materials being delivered constitute Collateral Term Sheets, and, if there has been any prior such delivery with respect to the Offered Securities, shall indicate whether such materials differ in any material respect from any Collateral Term Sheets previously delivered to the Depositor with respect to the Offered Securities pursuant to this
     Section 9(a) as a result of the occurrence of the material change in the characteristics of the related Auto Loans.

          (b) Each Underwriter represents and warrants to and agrees with the Depositor as of the date of this Agreement and as of the Closing Date, that:

               i. The Collateral Term Sheets furnished to the Depositor by such Underwriter pursuant to Section 9(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to time of delivery thereof to the Depositor that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the Offered Securities in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter.

          (c) If, at any time when a Prospectus relating to the Offered Securities is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by any Underwriter pursuant to this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Collateral Term Sheets to comply with the Act or the rules thereunder, such Underwriter promptly will prepare and furnish to the Depositor for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

     10. Delivery and Filing of Current Reports, Collateral Term Sheets, Structural Term Sheets.

          (a) Any Current Report, Collateral Term Sheet or Structural Term Sheet that is required to be delivered by the Underwriter to the Depositor hereunder shall be effected by the delivery of one copy to counsel for the Depositor and, if requested, one copy in computer readable format to the Financial Printer on or prior to 10:30 a.m. on the date so specified herein.

          (b) The Depositor shall cause its counsel or the Financial Printer to file with the Commission any such Current Report, Collateral Term Sheet or Structural Term Sheet within one business day immediately following the delivery thereof pursuant to the preceding subsection. The Depositor shall use its best efforts to cause any such Current Report, Collateral Term Sheet or Structural Term Sheet to be so filed prior to 4:00 p.m., New York time, on such business day and will promptly advise the Representative of such filing.

     11. Survival of Certain Representations and Obligations. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Depositor and the Originator, its officers and the several Underwriters set forth in, or made pursuant to, the Underwriting Agreement shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of any Underwriter, the Depositor, the

Originator or any of the officers or directors or any controlling person of any of the foregoing, and shall survive the delivery of and payment for the Offered Securities.

     12. Termination.

          (a) The Underwriting Agreement may be terminated by the Depositor by notice to the Representative in the event that a stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings for that purpose shall have been instituted or threatened.

          (b) The Underwriting Agreement may be terminated by the Representative by notice to the Depositor in the event that the Depositor or the Originator shall have failed, refused or been unable to perform all obligations and satisfy all conditions to be performed or satisfied hereunder by the Depositor and the Originator at or prior to the Closing Date.

          (c) Termination of the Underwriting Agreement pursuant to this Section 12 shall be without liability of any party to any other party other than as provided in Sections 7 and 14 hereof.

     13. Default of Underwriters. If any Underwriter or Underwriters defaults or default in their obligation to purchase Offered Securities which it or they have agreed to purchase under the Underwriting Agreement and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent (10%) or less of the aggregate principal amount, notional amount or stated amount, as applicable, of the Offered Securities to be sold under the Underwriting Agreement, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments under the Underwriting Agreement to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so defaults or default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occurs or occur is more than ten percent (10%) of the aggregate principal amount, notional amount or stated amount, as applicable, of Offered Securities to be sold under the Underwriting Agreement, as the case may be, and arrangements satisfactory to the Representative and the Depositor for the purchase of such Offered Securities by other persons (who may include one or more of the non-defaulting Underwriters including the Representative) are not made within 36 hours after any such default, the Underwriting Agreement will terminate without liability on the part of any non-defaulting Underwriters or the Depositor except for the expenses to be paid or reimbursed by the Originator pursuant to Section 14 hereof. As used in the Underwriting Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 13. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

     14. Expenses.

          (a) The Originator agrees with the several Underwriters that:

               i. whether or not the transactions contemplated in the Underwriting Agreement are consummated or the Underwriting Agreement is terminated, the Originator will pay all fees and expenses incident to the performance of its obligations under the Underwriting Agreement, including, but not limited to, (i) the expenses of printing and distributing the Underwriting Agreement and any related underwriting documents, the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendments or supplements to the Registration Statement or the Prospectus, the Structural Term Sheets and Computational Materials (including in each case all exhibits, amendments and supplements thereto), and any Blue Sky memorandum or legal investment survey and any supplements thereto, (ii) fees and expenses of rating agencies, the Insurer, accountants and counsel for the Depositor and the Underwriter and (iii) the expenses referred to in Section 4.7 of the Sales and Servicing Agreement;

               ii. all out-of-pocket expenses, including counsel fees, disbursements and expenses, reasonably incurred by the Underwriters in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement will be borne and paid by the Originator if the Underwriting Agreement is terminated by the Depositor pursuant to Section 12(a) hereof or by the Representative on account of the failure, refusal or inability on the part of the Depositor or the Originator to perform all obligations and satisfy all conditions on the part of the Depositor or the Originator to be performed or satisfied hereunder; and

               iii. the Originator will pay the cost of preparing the certificates for the Offered Securities.

          (b) In connection with the transactions contemplated under this Underwriting Agreement and the Transaction Documents, the Originator shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (i) the fees and disbursements of the Depositor's and the Originators' counsel; (ii) the fees of DCR, S&P and Moody's; (iii) any of the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel;
     (iv) any of the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (v) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, the Structural Terms Sheets and Computational Materials any amendment or supplement thereto, any Preliminary Prospectus and the Offered Securities; (vi) fees and expenses relating to the filing of documents with the Commission (including without limitation periodic reports under the Exchange Act); (vii) the shelf registration amortization fee of 0.04% of the principal balance of the Offered Securities on the Closing Date, paid in connection with the issuance of Offered Securities; (viii) the fees and disbursements for KPMG, accountants for the Originator; and (ix) all of the initial expenses of the Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Auto Loan Files. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Indenture Trustee's or Owner Trustee's fees and expenses in connection with the transactions contemplated by this Underwriting Agreement and the Transaction Documents. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

          (c) Except as otherwise provided in this Section 14, the Underwriters agree to pay all of their expenses in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement, including any advertising expenses incurred by them in making offers and sales of the Offered Securities.

     15. Notices. All communications under the Underwriting Agreement shall be in writing and, (i) if sent to the Underwriters, shall be mailed, delivered or telegraphed and confirmed to the Representative at the address and to the attention of the person specified in the Underwriting Agreement, (ii) if sent to the Depositor, shall be mailed, delivered or telegraphed and confirmed to Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292, Attention: Managing Director-Asset Backed Finance Group; and (iii) if sent to the Originator, shall be mailed, delivered or telegraphed and confirmed to Flagship Credit Corporation, One International Plaza, Philadelphia, Pennsylvania 08054, Attention: General Counsel; provided, however, that any notice to any Underwriter pursuant to the Underwriting Agreement shall be mailed, delivered or telegraphed and confirmed to such Underwriter at the address furnished by it.

     16. Representative of Underwriters. Any Representative identified in the Underwriting Agreement will act for the Underwriters of the Offered Securities and any action taken by the Representative under the Underwriting Agreement will be binding upon all of such Underwriters.

     17. Successors. The Underwriting Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Depositor and the Originator and their respective successors and legal representatives, and nothing expressed or mentioned herein or in the Underwriting Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of the Underwriting Agreement, or any provisions herein contained, the Underwriting Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the representations and warranties of the Depositor and the Originator contained herein or in the Underwriting Agreement shall also be for the benefit of any person or persons who controls or control any Underwriter within the meaning of
Section 15 of the 1933 Act, and (ii) the indemnities by the several Underwriters shall also be for the benefit of the directors of the Depositor, the officers of the Depositor who have signed the Registration Statement and any person or persons who control the Depositor within the meaning of Section 15 of the 1933 Act. No purchaser of the Offered Securities from any Underwriter shall be deemed a successor because of such purchase. These Standard Provisions and each Underwriting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18. Time of the Essence. Time shall be of the essence of each Underwriting Agreement.

     19. Governing Law. These Standard Provisions and each Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                            [Signature Page Follows]

     If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof.

                                         Yours truly,

                                         PRUDENTIAL SECURITIES SECURED
                                         FINANCING CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         FLAGSHIP CREDIT CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



Accepted as of the date hereof:

PRUDENTIAL SECURITIES INCORPORATED


By:
   ----------------------------------
   Name:
   Title:



         [Signature Page to Underwriting Agreement Standard Provisions]